UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32226	20-6193036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The reference to "January 4, 2015" in the introductory paragraph of the Trustee's Report attached as Exhibit 1 to the Form 8-K for the Select Notes Trust LT 2004-1 filed on February 10, 2016 is hereby replaced with a reference to "January 4, 2016".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Chadwick S. Parson
________________________________
Name: Chadwick S. Parson
Title: Managing Director and President

March 21, 2016